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                                                                      Exhibit 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



      I, James J. Kim, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Amkor Technology, Inc. on Form 10-K/A for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K/A fairly presents in all material respects the financial condition and results of operations of Amkor Technology, Inc.


                                        /s/ JAMES J. KIM
                                        By:      James J. Kim
                                        Title:   Chief Executive Officer




      I, Kenneth T. Joyce, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Amkor Technology, Inc. on Form 10-K/A for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K/A fairly presents in all material respects the financial condition and results of operations of Amkor Technology, Inc.


                                        /s/ KENNETH T. JOYCE
                                        By:      Kenneth T. Joyce
                                        Title:   Chief Financial Officer